Exhibit 10.13

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

GPEx® DEVELOPMENT AND MANUFACTURING AGREEMENT

This GPEx® Development and Manufacturing Agreement (“Agreement”) is made as of January 13, 2010 (“Effective Date”), by and between Vaccinex, Inc., a with a place of business at 1895 Mt. Hope Avenue, Rochester, NY 14620, USA (“Vaccinex”) and Catalent Pharma Solutions, LLC, a Delaware limited liability company, with a place of business at 14 Schoolhouse Road, Somerset, New Jersey 08873, USA (“Catalent”).

RECITALS

A. Vaccinex is a pharmaceutical company that discovers and develops pharmaceutical products;

B. Catalent provides a range of analytical, development and clinical supply services to the pharmaceutical industry;

C. Catalent and its Affiliates hold certain proprietary cell line engineering and gene expression technology for the expression of proteins (“GPEx Technology”), which proteins can be used in drug products;

D. Vaccinex and Catalent have entered into that certain Material Transfer and Evaluation Agreement dated February 20, 2007, as amended on August 8, 2008 and July 9, 2009 (the “MTA”), and if the outcome of the Services under this Agreement is successful, the parties anticipate that they may enter into a Cell Line Sale Agreement on terms to be agreed upon by the parties as further described herein;

E. Vaccinex and Catalent have entered into that certain Letter of Intent dated June 29, 2009 (the “LOI”), setting forth certain pricing arrangements to apply if and when the parties execute appropriate relevant definitive agreements; and

F. Vaccinex and Catalent desire to enter into this Agreement to provide the terms and conditions upon which Vaccinex may engage Catalent to provide services as defined in individual Statements of Work (“SOW”, as further defined below) specifying the details of the services and the related terms and conditions.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1 “Affiliate(s)” means, with respect to Vaccinex or any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity; and with respect to Catalent, Catalent Pharma Solutions, Inc. (“CPS, Inc.”) and any corporation, firm, partnership or other entity controlled by CPS, Inc. For the purposes of this definition, “control” shall mean the ownership of at least 50% of the voting share capital of an entity or any other comparable equity or ownership interest.

1.2 “Agreement” has the meaning set forth in the introductory paragraph, and includes all its Attachments and other appendices (all of which are incorporated herein by reference) and any amendments to any of the foregoing made as provided herein or therein.

1.3 “Applicable Laws” means all laws, ordinances, rules and regulations of the United States applicable to the Facility, the Services or any aspect thereof and the obligations of Catalent or Vaccinex, as the context requires under this Agreement, as amended from time to time, including (A) all applicable federal, state and local laws and regulations of the United States; (B) the U.S. Federal Food, Drug and Cosmetic Act, and (C) cGMP; provided, that cGMP shall not constitute Applicable Laws except to the extent expressly stated in the applicable SOW.

1.4 “Batch Record” has the meaning set forth in Section 2.12.

1.5 [***].

1.6 “Catalent” has the meaning set forth in the introductory paragraph, or any successor or permitted assign. Catalent shall have the right to cause any of its Affiliates to perform any of its obligations hereunder, and Vaccinex shall accept such performance as if it were performance by Catalent.

1.7 “Catalent Indemnitees” has the meaning set forth in Section 9.2.

1.8 “Catalent Intellectual Property” means all Intellectual Property and embodiments thereof owned by or licensed to Catalent as of the date hereof or developed by Catalent other than in connection with this Agreement, including the GPEx Technology.

1.9 “Cell Line Sale Agreement” means Catalent’s standard form of GPEx®-Derived Cell Line Sale Agreement, a reference copy of the current version of which has previously been provided to Vaccinex.

1.10 “cGMP” means current Good Manufacturing Practices promulgated by the Regulatory Authorities in the United States, including within the meaning of 21 C.F.R. Parts 210 and 211, as amended.

1.11 “Change Order” means an amendment to a SOW agreed to by the parties in writing in accordance with the terms set forth in Section 2.2.

1.12 “Confidential Information” has the meaning set forth in Section 6.2.

1.13 “Defective Drug Product” has the meaning set forth in Section 4.1.

1.14 “Development Batch” has the meaning set forth in Section 4.4.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.15 “Drug Substance” means Expression Product that has been purified and refined in compliance with the applicable Specifications, as identified in the applicable SOW and which is the subject of the Services to be provided pursuant to a SOW.

1.16 “Drug Product” means the drug product containing the Drug Substance, as identified in the applicable SOW and which is the subject of the Services to be provided pursuant to a SOW.

1.17 “Effective Date” has the meaning set forth in the introductory paragraph.

1.18 “Exception Notice” has the meaning set forth in Section 4.1.

1.19 “Expression Product” means the [***], as identified in the applicable SOW and which is the subject of the Services to be provided pursuant to a SOW.

1.20 “Facility” means the Catalent facility located at 8137 Forsythia Street, Middleton, Wisconsin 53562, and/or such other facility specified in the applicable SOW.

1.21 “Fill Finish” means the compounding, filling, producing and primary packaging of Drug Product in accordance with the applicable Specifications.

1.22 “GPEx Cell Line” means the cell line created by Catalent under the Project Documents utilizing the GPEx Technology and incorporating Material, as identified in the applicable SOW and which is the subject of the Services to be provided pursuant to a SOW.

1.23 “GPEx Technology” has the meaning set forth in Recital C.

1.24 “Intellectual Property” means all intellectual property (whether or not patented), including without limitation, patents, patent applications, know-how, trade secrets, copyrights, trademarks, designs, concepts, technical information, manuals, standard operating procedures, instructions, specifications, inventions, processes, data, improvements and developments.

1.25 “Invention” means any Intellectual Property developed by either party or jointly by the parties in connection with this Agreement (including all SOWs and Change Orders under this Agreement).

1.26 “LOI” has the meaning set forth in Recital E.

1.27 “Losses” has the meaning set forth in Section 9.1.

1.28 “Manufacturing” means the production of Expression Product from [***].

1.29 “Material” means any cDNA, mammalian cell line or other similar biologic material provided by or on behalf of Vaccinex to Catalent.

1.30 “MTA” has the meaning set forth in Recital D.

1.31 “Packaging Cell Line” means a cell line created primarily for the purpose of producing [***].

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.32 “Production Cell Line” means a cell line created primarily for the purpose of producing the Expression Product.

1.33 “Process Invention” means any Invention, other than a Vaccinex Invention that relates to (A) Catalent Intellectual Property, (B) Catalent’s Confidential Information, (C) gene expression in cells, vectors for gene expression, or Packaging Cell Lines, or associated manufacturing processes (including cell culture and protein purification processes), or (D) developing, formulating, manufacturing, filling, processing, packaging, analyzing or testing biologic or pharmaceutical products generally.

1.34 “QC Hold Waiver” has the meaning set forth in Section 5.6.

1.35 “Quality Agreement” has the meaning set forth in Section 5.4.

1.36 “Regulatory Authority” means the international, federal, state or local governmental or regulatory bodies, agencies, departments, bureaus, courts or other entities responsible for (A) the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human use or (B) health, safety or environmental matters generally.

1.37 “Replacement Cost” has the meaning set forth in Section 4.1.

1.38 “Research License” has the meaning set forth in Section 7.5(A).

1.39 “Services” means all work, including analytical services, development services, pre-commercial/clinical Manufacturing services or pre-commercial/clinical Fill Finish services, performed by Catalent for Vaccinex pursuant to a SOW.

1.40 “SOPs” has the meaning set forth in Section 2.5.

1.41 “SOW” means a separate Statement of Work on Catalent’s standard form agreed to and executed by the parties that defines the scope of work to be performed by Catalent and the responsibilities of the parties with respect to such work, which statements of work shall be appended hereto at Attachment A as successive addenda upon execution thereof.

1.42 “Subcontractors” has the meaning set forth in Section 2.6.

1.43 “Specifications” means all applicable written Drug Substance, Drug Product, and raw material specifications agreed to by the parties in the SOW.

1.44 “Sterility Issue” has the meaning set forth in Section 4.1.

1.45 “Term” has the meaning set forth in Section 12.1.

1.46 “Vaccinex” has the meaning set forth in the introductory paragraph, or any successor or permitted assign.

1.47 “Vaccinex Indemnitees” has the meaning set forth in Section 9.1.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.48 “Vaccinex Intellectual Property” means all Intellectual Property and embodiments thereof owned by or licensed to Vaccinex as of the date hereof or developed by Vaccinex other than in connection with this Agreement.

1.49 “Vaccinex Invention” means any Invention that relates exclusively to Materials, Vaccinex’s Confidential Information or Vaccinex Intellectual Property.

1.50 “Vaccinex-supplied Materials” means any Material or other tangible materials (including any components and packaging) provided by or on behalf of Vaccinex to Catalent, including pursuant to Section 2.8.

1.51 “Vector” shall mean a replication defective retroviral particle pseudotyped with a heterologous envelope protein to render the particles infectious to cells.

ARTICLE 2

SCOPE

2.1 Definition of Scope. Catalent shall use commercially reasonable efforts to perform the Services in accordance with the specific terms set forth in a SOW. Each SOW shall clearly define the Services, Materials, Vaccinex-supplied Materials, Expression Product, Drug Substance and Drug Product, and the responsibilities of the parties with respect to the project work. Each SOW will include, as appropriate, a specific description of (A) the Services to be performed by Catalent, (B) the total budgeted amount, including fees, labor rates, and estimated reimbursable expenses applicable to such Services, (C) the timelines and schedules for the performance of such Services, (D) the deliverables that Catalent shall be obligated to deliver to Vaccinex, and (E) such other matters as may be appropriate. Each SOW shall be sequentially numbered as Exhibit Al, Exhibit A2, etc., and, when executed by both parties, shall be deemed incorporated by this reference into this Agreement and shall form a part of Exhibit A to this Agreement. Each SOW shall be subject to, and shall incorporate by reference, all of the terms and conditions of this Agreement. To the extent any terms or conditions of a SOW conflict with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control, except to the extent that the applicable SOW expressly and specifically states an intent to supersede this Agreement on a specific matter. This Agreement shall supersede the terms of any purchase order, acknowledgement or delivery document. This Agreement shall not impair or affect the terms of any other development, license, manufacturing or packaging agreement between Vaccinex and Catalent or their respective Affiliates.

2.2 Amendments to Scope/Change Orders. Any material change in the details of a SOW or the assumptions upon which the SOW is based (including, but not limited to, postponement of the agreed starting date for Services or suspension of Services by Vaccinex) may require changes in the pricing and time lines, and shall require a written amendment to the SOW (a “Change Order”). Each Change Order shall detail the requested changes to the applicable task, responsibility, duty, pricing, time line or other matter. The Change Order will become effective upon the execution of the Change Order by both parties, and Catalent will be given a reasonable period of time within which to implement the changes. Both parties shall act in good faith and promptly when considering a Change Order requested by the other party. Without limiting the foregoing, Vaccinex shall not unreasonably withhold approval of a Change Order if the proposed changes in pricing or time lines result from, among other appropriate reasons, forces outside the reasonable control of Catalent and are commercially reasonable or changes in the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

assumptions upon which the initial pricing or time lines were based. Catalent shall not be obligated to perform any modified or additional Services until a Change Order has been executed by the parties with respect to such Services.

2.3 Vaccinex Responsibilities. Unless otherwise agreed by the parties in writing or in the SOW, Vaccinex agrees that it will (A) provide complete and accurate scientific data regarding each project described in a SOW and its requirements for such project, including test methods and development, formulation, fill and finish of the Drug Product if applicable, (B) provide Catalent with complete and accurate information necessary to develop the SOW, including scope of work and estimated or fixed costs, (C) review and approve all specifications for work or Drug Product, (D) if applicable, review and approve all in-process and finished Drug Product test results to ensure conformity of such results with the agreed Drug Product specifications, regardless of which party is responsible for finished Drug Product release, and (E) if applicable, prepare all submissions to Regulatory Authorities in connection with the Drug Product.

2.4 Catalent Responsibilities. Catalent shall perform all Services: (A) in a reasonable manner consistent with the professional standards generally applicable to such Services; (B) in compliance with all Applicable Laws; and (C) in compliance with all reasonable written directions and requests of Vaccinex, so long as such direction and requests do not conflict with and violate any of the terms and conditions of this Agreement, any of Catalent’s SOPs (subject to Section 2.5) or any Applicable Law. In the event of a conflict between or among any of the standards set forth in this Section 2.4, Catalent shall be required to comply with the most stringent standard which is permitted by Applicable Law. Except for (i) any Vaccinex-supplied Materials, (ii) items that are Vaccinex’s responsibility pursuant to Section 3.1(C), or (iii) as otherwise specified under this Agreement or the applicable SOW, Catalent shall at its cost and expense purchase all materials and components necessary to perform the Services and provide all necessary personnel, facilities and equipment required to perform the Services.

2.5 Standard Operating Procedures. Catalent’s standard operating procedures (“SOPs”) used by Catalent in performing Services under any particular SOW shall be in compliance with all Applicable Laws. Prior to the execution of each SOW, and subject to the confidentiality provisions of this Agreement, Catalent shall make available to Vaccinex for review only via protected electronic means one confidential, restricted copy of Catalent’s SOPs, if any, which are applicable to the Services described in such SOW. Vaccinex may, from time to time in respect of a particular SOW, request the use of certain designated Vaccinex SOPs or request the use of a combination of Catalent SOPs and Vaccinex SOPs. Any such request by Vaccinex shall be set forth in writing and shall include a proposed transition period and/or effective date for implementation. If Catalent agrees to such request, an appropriate letter agreement shall be signed by both parties, after which Catalent shall promptly implement such modified SOPs as set forth therein. For the avoidance of doubt, the first sentence of this Section 2.5 shall not apply to any such modified SOPs.

2.6 Subcontractors. Catalent shall not subcontract to its Affiliates or to Third Parties (in such capacity, “Subcontractors”) any Services that Catalent is obligated to perform under this Agreement without, in each case, Vaccinex’s prior written approval, in its reasonable discretion. If Catalent proposes use of Subcontractors for particular laboratory services or other Services, Vaccinex may require and Catalent shall use commercially reasonable efforts to ensure Vaccinex has access to such Subcontractors for audit purposes. If Vaccinex preapproves a Subcontractor in writing, (1) Catalent shall enter into an agreement with such Subcontractor that contains confidentiality terms at least as strict as those set forth

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

herein, as well as any other terms necessary to ensure that Catalent meets its obligations under this Agreement, and (2) no such subcontracting by Catalent shall relieve Catalent of and Catalent shall remain primarily liable for its obligations under this Agreement; provided, that Catalent shall not be liable for any defects in the work product of any Subcontractors who are not Affiliates. For the avoidance of doubt, any Subcontractors named in an SOW signed by Vaccinex shall be deemed approved by Vaccinex for purposes of this Section 2.6.

2.7 Project Managers. Each party shall designate one project manager for each SOW, who shall be responsible for providing decisions relating to such SOW, as well as communicating to each other technical and operational issues regarding the Services.

2.8 Vaccinex-supplied Material. Except as expressly set forth in a SOW, Vaccinex will provide all samples, reference materials, components, raw materials, Materials and Drug Product, as applicable, required for each SOW. Within [***] of receipt of Vaccinex-supplied Materials by Catalent, Catalent shall inspect such items to verify their identity. Unless otherwise expressly required by the Specifications, Catalent shall have no obligation to test such items to confirm that they meet the associated specifications or certificate of analysis or otherwise; but in the event that Catalent detects a nonconformity with applicable specifications, Catalent shall give Vaccinex prompt oral and written notice of such nonconformity. Catalent shall not be liable for any defects in Vaccinex-supplied Materials, or in Services, Expression Product, Drug Substance or Drug Product that result from defective Vaccinex-supplied Materials, unless Catalent failed to properly perform the foregoing obligations. Catalent shall follow Vaccinex’s reasonable written instructions in respect of return or disposal of defective Vaccinex-supplied Materials, at Vaccinex’s sole cost and risk. Vaccinex shall retain title to Vaccinex-supplied Materials at all times and shall bear the risk of loss thereof.

2.9 Error. In the event of a material error by Catalent in performing any Services, including but not limited to any process contamination, Vaccinex shall have the option, at its reasonable discretion, to either have Catalent repeat the relevant Services at Catalent’s own cost (i.e., Vaccinex shall pay in full for either the erroneous Services or the repeated Services, but not both) or receive a full credit for fees paid (and cancel any fees payable) for the relevant Services. In the event that Vaccinex elects to have Catalent repeat the Services, Vaccinex shall supply, [***], Catalent with sufficient quantities of Vaccinex- supplied Materials in order for Catalent to complete such re-performance.

2.10 Delivery. Catalent shall tender all Expression Product, Drug Substance, Drug Product, raw materials and components, samples, and other deliverables to be delivered pursuant to a SOW or this Agreement for delivery EXW (Incoterms 2000) the Facility. Title to such items shall transfer upon tender of delivery.

2.11 Failure to Take Delivery. If Vaccinex fails to take delivery of any Expression Product, Drug Substance, Drug Product, raw materials, components or other deliverables on any scheduled delivery date, Catalent shall store such items as Vaccinex’s agent, and Vaccinex shall be invoiced for the stored items and invoiced on a [***] basis thereafter for reasonable administration and storage costs. Vaccinex agrees that: (A) Vaccinex has made a fixed commitment to accept and pay for, if applicable, such items; (B) title and risk of ownership for such items passes to Vaccinex upon the scheduled delivery date or transfer to storage, whichever is earlier; (C) such items shall be on a bill and hold basis for legitimate business purposes; (D) if no delivery date is determined at the time of billing, Catalent shall have the right to ship such items to Vaccinex within [***] after billing; and (E) Vaccinex will be responsible for any

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

decrease in market value of such items. Within [***] following a written request from Catalent, Vaccinex shall provide Catalent with a letter confirming items (A) through (E) of this Article in respect of a given undelivered item.

2.12 Samples and Excess Materials.

A. Catalent shall deliver to Vaccinex or its designee samples of all batches of Drug Substance or Drug Product upon quality release by Catalent and otherwise in accordance with the Quality Agreement. Catalent shall also provide the related consolidated batch record (“Batch Record”) and any other batch documentation required to be provided by the Quality Agreement for each batch as soon as reasonably possible after each such batch is released and otherwise in accordance with the Quality Agreement. For the avoidance of doubt, Vaccinex’s acceptance and/or rejection of Drug Substance and Drug Product shall governed by Article 4.

B. Following completion of each relevant phase of a SOW, retained samples will be stored at the Facility in accordance with Applicable Laws. After the expiration of any minimum hold periods required by Applicable Laws or specified in the SOPs or SOW if longer, Catalent will dispose of samples, at Vaccinex’s cost, unless prior written instructions have been provided by Vaccinex for returning samples to Vaccinex at Vaccinex’s cost. Within [***] following the termination of an SOW, Catalent will return all unused Vaccinex-supplied Materials associated with such SOW to Vaccinex at Vaccinex’s cost, unless prior written instructions have been provided by Vaccinex for reallocating such materials to another SOW or disposing of such materials at Vaccinex’s cost. Catalent will store any GPEx Cell Lines [***] during the term of the applicable SOW and for [***] thereafter, or until [***]. Following notification to Vaccinex in accordance with Article 13, Catalent shall destroy all GPEx Cell Lines upon expiration of such period, at Vaccinex’s cost, unless Vaccinex shall have entered into a separate written agreement with Catalent for long-term storage at Catalent’s then current rates.

ARTICLE 3

PRICING AND PAYMENT TERMS

3.1 Price and Price Changes.

A. Price. Vaccinex shall pay, in accordance with this Agreement and the applicable SOW, for Services rendered. For the avoidance of doubt, unless the parties otherwise mutually agree, the pricing for any Services related to projects where Phase A1 is scheduled to commence prior to December 31, 2009 pursuant to an executed SOW shall comply with the pricing guidelines set forth in the LOI.

B. Price Changes. Catalent may revise the prices provided in a SOW only if [***]. In addition, the prices provided in a SOW are subject to annual review by the parties to address changes in inflation, increased overhead charges, and other commercially reasonable factors.

C. Vaccinex-Specific Purchases. Vaccinex shall be responsible for the costs of all reference standards, specialty chemicals and similar Vaccinex-specific purchases required to perform the Services, unless provided to Catalent as Vaccinex-supplied Materials pursuant to Section 2.5 [***]. Catalent will provide to Vaccinex reasonable supporting documentation for such costs, such as the necessary bills of materials used or materials purchase invoices, if such costs are to be reimbursed to Catalent.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

D. Retesting. All retesting performed that is not due to a Catalent error will be billed to Vaccinex. All required investigational studies or additional Vaccinex requests not outlined in the SOW will be invoiced for the cost of performance at the current standard pricing.

E. Out Of Specification Investigations. Catalent will use reasonable efforts to notify Vaccinex of the initiation of any out-of-specification investigation. Catalent reserves the right to expend up to [***] per occurrence to complete all required investigational work (such as out-of-Specification (00S) investigations, trouble shooting chromatographic methods, etc.) without prior approval from the Vaccinex. If the additional work requires going beyond [***], Vaccinex will be contacted prior to continuation.

F. Cancellations and Postponements. Vaccinex may cancel a SOW pursuant to Section 12.2, subject to Section 12.5. Vaccinex may postpone a SOW with Catalent’s agreement pursuant to Section 2.2. If Vaccinex cancels pursuant to Section 12.2 or postpones pursuant to Section 2.2 all or any portion of a SOW, then, unless otherwise agreed by the parties, Vaccinex shall pay Catalent an accommodation fee as follows: [***].

G. Catalent’s Cancellation of SOWs. Catalent reserves the right to cancel or postpone, in its discretion, any part of an affected SOW upon written notice to Vaccinex if Vaccinex refuses or fails to timely supply necessary and conforming Vaccinex-supplied Materials in accordance with Section 2.5. The parties shall use reasonable efforts to ensure that the SOW sets forth specific deadlines for delivery by Vaccinex of such materials and, in any event, the parties shall cooperate during the course of performance of an SOW to ensure that Vaccinex is aware of approaching deadlines for delivery of such materials, that Vaccinex informs Catalent of pending deliveries, and that Catalent informs Vaccinex if any such delivery is not made (in addition to Catalent’s obligations pursuant to Section 2.8). In the event of cancellation, Catalent shall have no further obligations to perform with respect to such SOW. In the event of postponement, Catalent shall reschedule the work at the next available slot following receipt of conforming Vaccinex-supplied Materials. In either event, Vaccinex shall pay Catalent the amounts described in Section 12.5, as applicable.

3.2 Invoicing. Unless otherwise provided in the applicable SOW, Catalent shall invoice Vaccinex as follows:

A. for batch Manufacture and/or Fill Finish, upon the earliest to occur of the following: [***];

B. for any SOW that can be completed within [***] (other than batch Manufacture and/or Fill Finish), Catalent shall invoice Vaccinex [***];

C. for any SOW that cannot be completed within [***] (other than batch Manufacture and/or Fill Finish), Catalent shall invoice Vaccinex [***]; or

D. for any milestone payment, when the milestone trigger event occurs.

3.3 Payment Terms. Vaccinex shall make payment in U.S. dollars, and otherwise as directed in the applicable invoice. In the event payment is not received by Catalent on or before the [***] after the date of the invoice, then Catalent may, in addition to any other remedies available at equity or in law, at its

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

option elect to do any one or more of the following: (A) charge interest on the outstanding sum from the due date (both before and after any judgment) at [***] until paid in full (or, if less, the maximum amount permitted by Applicable Laws); (B) suspend any further performance hereunder until such invoice is paid in full; and/or (C) terminate this Agreement pursuant to Section 12.3.

3.4 Advance Payment. If at any time, Catalent determines in its reasonable discretion based on payment history or publicly available information that Client’s credit is impaired, Catalent shall have the right to require payment in advance before performing any further Services or making any further shipment of the Drug Product. If Client shall fail, within a reasonable time, to make such payment in advance, Catalent shall have the right, at its option, to suspend any further performance hereunder until such default is corrected, without thereby releasing Client from its obligations under this Agreement.

3.5 Taxes. All taxes, duties and other amounts assessed (excluding tax based on net income and franchise taxes) on Services, components, Expression Product, Drug Substance or Drug Product prior to or upon provision or sale to Catalent or Vaccinex, as the case may be, and on any other Vaccinex-supplied Materials, are the responsibility of Vaccinex, and Vaccinex shall reimburse Catalent for all such taxes, duties or other expenses paid by Catalent or such sums will be added to invoices directed at Vaccinex, where applicable. If any deduction or withholding in respect of tax or otherwise is required by law to be made from any of the sums payable hereunder, Vaccinex shall be obliged to pay to Catalent such greater sums as will leave Catalent, after deduction of withholding as is required to be made, with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding.

ARTICLE 4

MANUFACTURING AND FILL FINISH

To the extent the Services include pre-commercial/clinical Manufacturing and/or Fill Finish services, the following shall apply:

4.1 Non-Conforming Drug Substance or Drug Product. Subject to Section 4.4, unless within [***] after tender of delivery of Drug Substance or Drug Product, as applicable, and the associated Batch Record, Vaccinex or its designee notifies Catalent in writing (an “Exception Notice”) that such Drug Substance or Drug Product does not meet the warranty set forth in Section 8.1(B) (“Defective Drug Product”), the Drug Substance or Drug Product shall be deemed accepted by Vaccinex, and Vaccinex shall have no right to reject such Drug Substance or Drug Product. Upon timely receipt of an Exception Notice from Vaccinex, Catalent shall conduct an appropriate investigation in its discretion to determine whether or not it agrees with Vaccinex that Drug Substance or Drug Product is Defective Drug Product and to determine the cause of any nonconformity. In the event that Catalent or an independent third party pursuant to Section 4.2 determines that the rejected Drug Substance or Drug Product is Defective Drug Product, Catalent shall [***], and Vaccinex shall [***].

THE OBLIGATIONS OF CATALENT UNDER THIS SECTION 4.1 SHALL BE VACCINEX’S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT FOR DEFECTIVE DRUG PRODUCT AND IS IN LIEU OF ANY OTHER WARRANTY, EXPRESS OR IMPLIED, PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO CLAIMS ARISING UNDER SECTION 9 (INDEMNIFICATION). The Parties agree that for purposes of this Section 4.1, neither Party shall be considered an “employee or agent” of the other Party.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.2 Discrepant Results. In the event of a disagreement between the parties regarding whether Drug Substance or Drug Product is Defective Drug Product and/or the cause of the nonconformity, which disagreement cannot be resolved by the parties within [***] of the date of the Exception Notice, the parties shall cause a mutually agreeable independent third party to review records, test data and to perform comparative tests and/or analyses on samples of the alleged Defective Drug Product and its components, including Vaccinex-supplied Materials. The independent party’s results as to whether or not Drug Substance or Drug Product is Defective Drug Product and the cause of any nonconformity shall be final and binding. Unless otherwise agreed to by the parties in writing, the costs associated with such testing and review shall be borne by the party proven incorrect regarding either the existence of Defective Drug Product or the cause of the nonconformity. For avoidance of doubt, where the cause of nonconformity cannot be determined or assigned, the parties shall share the cost associated with testing and review.

4.3 Supply of Vaccinex-supplied Material for Defective Drug Product. [***] Vaccinex shall supply, [***], sufficient quantities of the Vaccinex-supplied Materials [***].

4.4 Development/Initial Batches. Each batch of Drug Substance or Drug Product manufactured under this Agreement will be considered to be a “Development Batch” until manufacturing, testing and storage methods and processes have been validated or qualified in accordance with industry standards (including production of at least [***] batches of Drug Substance or Drug Product, as applicable, that meet the applicable Specifications). The term “Development Batch” shall include any batch manufactured following (A) a change in Specifications, or (B) a scale-up in the manufacturing process to produce greater quantities of Drug Product, until Catalent has manufactured [***] batches of Drug Product meeting the new Specifications. [***]. Catalent and Vaccinex shall cooperate in good faith to resolve any problems causing the out-of-Specification batch.

ARTICLE 5

REGULATORY

5.1 Audit.

A. Subject to Catalent’s obligations of confidentiality to third parties, Catalent will permit Vaccinex to conduct one quality assurance audit [***] during the Term, and additional “for cause audits” (to the extent expressly permitted by the Quality Agreement), in accordance with the audit provisions set forth in the Quality Agreement, of those portions of the Facility where Services are being conducted upon reasonable advance notice and at reasonable times during regular business hours.

B. Catalent shall allow no more than [***] Vaccinex representatives at the Facility to periodically observe Manufacturing activities related to Drug Substance and/or Drug Product, excluding any proprietary processes of Catalent (such as the execution of the GPEx Technology), in accordance with the Quality Agreement.

C. For purposes of this Section 5.1, Vaccinex’s duly authorized agents and representatives shall be required to sign Catalent’s standard confidential disclosure agreement prior to being allowed access to the Facility. Such representatives shall comply with Catalent’s rules and regulations. Vaccinex shall indemnify and hold harmless Catalent for any action or activity of such representatives while on Catalent’s premises.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.2 Regulatory Inspections. Each party shall: (A) notify the other party promptly (but in no event more than [***] after receipt of notice) of any inspection or inquiry by any Regulatory Authority concerning any SOW, Drug Substance or Drug Product; and (B) forward to the other party copies of any correspondence from any Regulatory Authority relating to such a SOW, Drug Substance or Drug Product, including, but not limited to, Form FD-483 notices, FDA refusal to file, rejection or warning letters. Each party acknowledges that it may not direct the manner in which the other party fulfills its obligations to permit inspection by a Regulatory Authority. Vaccinex may send, at Vaccinex’s expense, and Vaccinex shall, upon the request and at the expense of Catalent send, representatives to the Facility to participate in any portion of such inspection directed exclusively to the SOW, Drug Substance or Drug Product. Vaccinex shall reimburse Catalent for all reasonable and documented out-of-pocket costs associated with inspections by Regulatory Authorities that are exclusively in connection with any SOW hereunder. In the event that any Regulatory Authority shall determine, as a result of an inspection, and advise Catalent in writing that Catalent is not in compliance with Applicable Laws or otherwise not in compliance with cGMP (if applicable) with respect to the manufacture of Drug Substance or Drug Product or performance of Services, Catalent shall at its expense use all reasonable efforts to dispute or cure such non-compliance as soon as practicable; provided, that if Catalent elects in its sole discretion not to dispute such finding or take such curative measures, Catalent shall promptly notify Vaccinex of such decision, whereupon Vaccinex shall have the right to terminate this Agreement upon written notice to Catalent given within [***] of Vaccinex’s receipt of Catalent’s decision notice.

5.3 Record Retention. Unless the parties otherwise agree in writing, Catalent shall maintain materially complete and accurate batch, laboratory and other technical records related to Drug Substance and Drug Products for the minimum period required by Applicable Laws, in accordance with Catalent standard operating procedures.

5.4 Quality Agreement. The parties have entered into a Quality Agreement attached hereto as Attachment B. If determined necessary by Catalent, the parties shall enter into separate Quality Agreements for different Facilities. The Parties shall review the Quality Agreement at least annually and shall revise it or make any necessary amendments thereto as may be agreed. Such amendments or revisions shall become effective, and considered a part of this Agreement, upon execution by all of the Parties. In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to quality-related activities, including compliance with cGMP, the provisions of the Quality Agreement shall govern. In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to any commercial matters, including allocation of risk, liability and financial responsibility, the provisions of this Agreement shall govern.

5.5 Regulatory Compliance. Vaccinex shall be solely responsible for and will obtain all permits and licenses required by any Regulatory Authority with respect to the Drug Substance or Drug Product and the Services under this Agreement, including any product licenses, applications and amendments in connection therewith. Catalent will be responsible to maintain all permits and licenses required by any Regulatory Authorities in the United States with respect to the Facility generally. During the Term, Catalent will assist Vaccinex with all regulatory matters relating to Services under this Agreement, at Vaccinex’s request and at Vaccinex’s expense. Each party intends and commits to cooperate to satisfy all Applicable Laws relating to Services under this Agreement

5.6 Waiver of In Process Quality Control Holds. Project scheduling may include certain FDA “Points to Consider” (PTC) assays and other in-process assays, as set forth in a SOW. PTC and in-process

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

assays are typically required in “quality control (QC) holds” and may prevent a SOW from progressing to subsequent scheduled events until the results of these PTC and in-process assays are completed, documented and audited by the appropriate QC group. In the event that Vaccinex wishes to expedite a SOW by proceeding to subsequent project events without waiting for PTC and/or assay results (“QC Hold Waiver”), Vaccinex shall be fully responsible for the cost of all Services performed after the QC Hold Waiver even if the results of the PTC and/or other in-process tests indicate a problem with the project, Drug Substance or Drug Product, provided that such problem was not caused by Catalent’s gross negligence or more culpable act or omission. Catalent shall remain responsible for activities up to the QC Hold Waiver to the extent provided in this Agreement.

5.7 Compliance with Laws. Catalent and Vaccinex shall, and shall cause their respective Affiliates (to the extent any such Affiliate is performing any of a party’s obligations hereunder) to, comply with all Applicable Laws in all material respects. Catalent and Vaccinex allocate responsibility for complying with the cGMP (if applicable) between themselves as set forth in the Quality Agreement. Each party shall provide the other with all reasonable assistance and take all actions reasonably requested by the other to enable the requesting party to comply with any Applicable Law relating to the performance by a party of its obligations hereunder.

ARTICLE 6

CONFIDENTIALITY AND NON-USE

6.1 Mutual Obligation. Catalent and Vaccinex each agrees that it will not use the other party’s Confidential Information except in connection with the performance of its obligations hereunder and will not disclose the other party’s Confidential Information to any third party without the prior written consent of the other party, except as required by law, regulation or court or administrative order; provided, that prior to making any such legally required disclosure, the party making such disclosure shall give the other party as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances. Notwithstanding the foregoing, each party may disclose the other party’s Confidential Information to any of its Affiliates that (A) need to know such Confidential Information for the purpose of performing under this Agreement, (B) are advised of the contents of this Article and (C) agree to be bound by the terms of this Article.

6.2 Definition. As used in this Agreement, the term “Confidential Information” includes all such information furnished by Catalent or Vaccinex, or any of their respective representatives or Affiliates, to the other party or its representatives or Affiliates, whether furnished before, on or after the Effective Date and furnished in any form, including written, verbal, visual, electronic or in any other media or manner. Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other Intellectual Property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by either party, or any of their respective representatives or Affiliates, containing or based in whole or in part on any such information furnished by the other party or its representatives or Affiliates. Confidential Information also includes the existence of this Agreement and its terms.

6.3 Exclusions. Notwithstanding Section 6.2, Confidential Information does not include information that (A) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, (B) is already known by the receiving party at the time of disclosure as evidenced by the receiving party’s written records, (C) becomes available to the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

receiving party on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis or (D) was or is independently developed by or for the receiving party without reference to or use of the Confidential Information of the other party, as evidenced by the receiving party’s written records.

6.4 No Implied License. Except as expressly set forth in Section 7.1, the receiving party will obtain no right of any kind or license under any Confidential Information of the disclosing party, including any patent application or patent, by reason of this Agreement. All Confidential Information will remain the sole property of the party disclosing such information or data, subject to Article 7.

6.5 Return of Confidential Information. Upon expiration or termination of this Agreement, the party receiving Confidential Information will cease its use and upon request, within [***] either return or destroy (and certify as to such destruction) all Confidential Information of the other party, including any copies thereof, except for a single copy thereof which may be retained for the sole purpose of determining the scope of the obligations incurred under this Agreement.

6.6 Return of Materials. Upon the earlier of expiration or termination of this Agreement or completion of a SOW, subject to Section 2.12(B), Catalent shall promptly return to Vaccinex all Vaccinex-supplied Materials relating to such SOW, and all data, results, samples, deliverables and works in progress relating to such SOW, at [***], provided that in no event shall Catalent be required to return or provide any Catalent Intellectual Property or Process Inventions.

6.7 Publication. Catalent shall not publish or otherwise disclose to any third person the results of any use of the Materials, including the use of the Materials in combination with Catalent’s GPEx Technology, without the prior express written consent of Vaccinex. Vaccinex shall not publish or otherwise disclose to any third person the results of any use of the Materials in combination with Catalent’s GPEx Technology without the prior express written consent of Catalent.

6.8 Survival. The obligations of this Article 6 will terminate [***] from the expiration or termination of this Agreement, except with respect to trade secrets, for which the obligations of this Article 6 will continue for so long as such information remains a trade secret under applicable law.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 Ownership of Vaccinex Intellectual Property and Vaccinex Inventions; License. All Vaccinex Intellectual Property and all Vaccinex Inventions shall be the sole and exclusive property of Vaccinex. Vaccinex grants to Catalent a non-exclusive, non-transferable, royalty-free license to use Vaccinex Intellectual Property and Vaccinex Inventions solely to the extent necessary for Catalent to perform its obligations under this Agreement. No other license to Vaccinex Intellectual Property or Vaccinex Inventions is hereby granted.

7.2 Ownership of Catalent Intellectual Property and Process Inventions. All Catalent Intellectual Property and all Process Inventions shall be the sole and exclusive property of Catalent. No license or other right to Catalent Intellectual Property or Process Inventions is granted to Vaccinex, except as set forth in Sections 7.5 and 7.6.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.3 Assignment of Rights. If either party develops an Invention that is the property of the other party pursuant to Section 7.1 or 7.2, the inventing party shall notify the other party. Each of Vaccinex and Catalent shall, and does hereby, assign, and shall cause its Affiliates, employees, consultants and agents to so assign with full title guarantee, to the other party, without additional compensation, such right, title and interest in and to any Intellectual Property (including Inventions) as is necessary to fully effect the ownership provisions set out in Sections 7.1 and 7.2, and any accrued rights of action in respect thereof. Each of Vaccinex and Catalent shall, if so requested by the other party, execute all such documents and do all such other acts and things as may be reasonably required to comply with this Section 7.3 to vest in the appropriate party all rights in the relevant Intellectual Property and shall procure execution by any named inventor of all such documents as may reasonably be required by the other party in connection with any related patent application.

7.4 Patentable Inventions. In case any Inventions are patentable:

A. the party owning such Invention pursuant to Sections 7.1 and 7.2 shall have the right, in its sole discretion, to determine the patent strategy for such Invention, which may include not obtaining patent protection in a particular country or any country;

B. the party owning such Invention shall notify the other party in writing at least [***] prior to filing any patent application covering such Invention;

C. without prejudice to the generality of Section 7.3, the party not owning an Invention shall cooperate with the other party and/or its attorneys upon reasonable request, at the expense of the other party, in (i) properly filing and prosecuting patent applications, (ii) vesting title herein provided and (iii) providing non-financial assistance in enforcing any patents resulting from such patent applications; and

D. the cost of patenting Inventions will be borne by the owner of the Invention.

7.5 Limited Research License to Vaccinex.

A. For each Production Cell Line, within [***] of Vaccinex’s written request, Catalent shall grant Vaccinex (or its designee, subject to the last sentence of this Section 7.5(A)) access to, and deliver to Vaccinex, a research cell bank relating to such Production Cell Line solely for non-cGMP use and/or internal evaluation use by Vaccinex or its Affiliates (each, a “Research License”). The [***] of such Research License shall be at [***] to Vaccinex, and thereafter, Vaccinex shall pay in advance an [***] license fee in consideration of each Research License equal to $[***], payable upon the [***] and thereafter upon [***]. Vaccinex shall continue to pay the [***] fee until the earlier of the following events: (i) Vaccinex makes its first milestone pursuant to a Cell Line Sale Agreement, (ii) Vaccinex notifies Catalent that it no longer desires access to the research cell bank or (iii) this Agreement is terminated by either Party. In any such event, Vaccinex will immediately destroy all research cells in its possession, document such destruction and send notice to Catalent that all cells have been destroyed. If such destruction occurs prior to the end of any annual Research License term, Vaccinex shall be entitled to a prorated credit towards other services from Catalent’s Middleton Facility (for example, [***]). In no event shall any research cells containing GPEx Technology (including expression cassettes) (x) be transferred to any entity that is not an Affiliate of Vaccinex without obtaining prior consent from Catalent or (y) used for any cGMP activity (including the creation of a master cell bank).

B. Catalent hereby grants to Vaccinex during the Term a non-exclusive, world-wide, fully paid-up, royalty-free license under and to all Process Inventions owned by Catalent pursuant to the terms of Section 7.2 (excluding any Invention which is an improvement to, is based upon, or would require the use of the GPEx Technology to practice) solely as necessary for Vaccinex to develop, conduct clinical trials for, formulate, manufacture, test, and seek regulatory approval for the sale of the Drug Substance and any Drug Product.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.6 Cell Line Sale Agreement. At the request of Vaccinex at any time from time to time during the Term and within [***] following the expiration or termination of this Agreement for any reason, Catalent shall sell Production Cell Line(s) to Vaccinex (and/or a designee reasonably acceptable to Catalent) pursuant to a Cell Line Sale Agreement for manufacture of the Drug Product (and no other product). As part of such agreement, Catalent shall also transfer to Vaccinex (or the purchasing designee as set forth above) the information necessary to use such Production Cell Line(s) to produce Expression Product and Drug Substance. The financial terms for the Cell Line Sale Agreement shall be based on the LOI provided that Phase A1 of Services for such Drug Product was scheduled to commence prior to December 31, 2009 pursuant to an executed SOW. All other terms and conditions of such sale and transfer will be negotiated in good faith by the parties, without unreasonable delay. For avoidance of doubt, Vaccinex shall not be required to execute a Cell Line Sale Agreement if Vaccinex is using the Production Cell Line solely for non-cGMP and/or internal evaluation use, in which case Section 7.5 shall govern.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1 Catalent. Catalent represents, warrants and undertakes to Vaccinex that, unless otherwise agreed to by the parties in the SOW:

A. Catalent shall perform all Services in accordance with the SOW and all Applicable Laws;

B. when Manufacturing and/or Fill Finishing Drug Substance or Drug Product, at the time of tender of delivery by Catalent as provided in Section 2.10, Drug Substance and/or Drug Product shall have been Manufactured and/or Fill Finished (as applicable) in accordance with Applicable Laws and in conformance with Specifications, and shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws, provided, that Catalent shall not be liable for defects to the extent directly attributable to Vaccinex-supplied Materials (including artwork, packaging and labeling), which were properly used by Catalent;

C. Catalent is free to supply to Vaccinex the Catalent Confidential Information and all other information to be supplied by Catalent to Vaccinex under this Agreement, and, Catalent has the legal right to grant Vaccinex the rights set forth in Section 7 of this Agreement;

D. without having made any investigation or search solely for the purposes of this representation, to the best of Catalent’s knowledge, the use by Catalent of Catalent Intellectual Property in accordance with the terms of this Agreement and in performance of the Services hereunder (including its use in the Manufacture of the Drug Substance and/or Drug Product, but excluding the Drug Substance and/or Drug Product itself), do not and will not infringe any intellectual property rights or industrial property rights of any third party and do not involve the wrongful use of any trade secret or confidential information;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

E. Catalent owns or lawfully controls the Facility, and has sufficient facilities and equipment, as well as a sufficient number of employees with such expertise and experience, as is necessary or appropriate to perform the Services in accordance with the terms hereof;

F. the Facility, and all the processes used in producing Expression Product, Drug Substance and/or Drug Product and performing the Services, shall be in accordance with cGMP, if applicable;

G. Catalent has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and

H. Catalent has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of Catalent, and constitutes a legal, valid, binding obligation, enforceable against Catalent in accordance with its terms.

8.2 Vaccinex. Vaccinex represents, warrants and undertakes to Catalent that:

A. the Vaccinex-supplied Materials shall have been produced in compliance with the Applicable Laws, shall comply with all applicable specifications, and shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws;

B. no specific safe handling instructions, health and environmental information and material safety data sheets are applicable to Drug Substance, Drug Product or any Vaccinex-supplied Materials, except as provided to Catalent in writing by Vaccinex prior to the parties’ execution of the relevant SOW;

C. Vaccinex has all necessary authority to use and to permit Catalent to use pursuant to this Agreement all Vaccinex Intellectual Property related to the Services, Drug Substance, Drug Product; or Vaccinex-supplied Materials; and without having made any investigation or search solely for the purposes of this representation, to the best of its knowledge, there are no patents, trade secrets or other Intellectual Property rights of any third parties related to the Drug Substance, Drug Product, or Vaccinex-supplied Materials that would be infringed or misused by Catalent’s performance of this Agreement in compliance with the SOWs;

D. Vaccinex shall use, hold and dispose of the results, data, samples and other materials and deliverables provided to it by Catalent pursuant to each SOW in compliance with all applicable laws, including Applicable Laws (including, in connection with any such items that are not labeled, 21 CFR § 201.150); specifically, Vaccinex shall not permit the human consumption of any such items, except to the extent such consumption occurs in the course of clinical studies that expressly permit such use and that have been approved by appropriate governmental authorities;

E. Vaccinex has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and

F. Vaccinex has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of Vaccinex, and constitutes a legal, valid, binding obligation, enforceable against Vaccinex in accordance with its terms.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3 Limitations. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 8 ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER PARTY AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 9

INDEMNIFICATION

9.1 Indemnification by Catalent. Catalent shall indemnify and hold harmless Vaccinex, its Affiliates, and their respective directors, officers, employees and agents (“Vaccinex Indemnitees”) from and against any and all suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and reasonable investigative costs) in connection with any suit, demand or action by any third party (“Losses”) arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement or (B) any negligence or willful misconduct by Catalent; in each case except to the extent that any of the foregoing arises out of or results from any Vaccinex Indemnitee’s negligence, willful misconduct or breach of this Agreement.

9.2 Indemnification by Vaccinex. Vaccinex shall indemnify and hold harmless Catalent, its Affiliates, and their respective directors, officers, employees and agents (“Catalent Indemnitees”) from and against any and all Losses arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement, (B) any manufacture, packaging, sale, promotion, distribution by or on behalf of Vaccinex of, or use or exposure to, the Drug Product or any Vaccinex-supplied Materials, including product liability or strict liability, (C) Vaccinex’s exercise of control over the SOW to the extent that Vaccinex’s specific instructions or directions violate Applicable Laws and Catalent had no previous or independent knowledge of such violation, (D) the conduct of any clinical trials by Vaccinex utilizing any material or Drug Product which is the subject of this Agreement or any SOW, (E) any actual or alleged infringement or violation of any third party patent, trade secret, copyright, trademark or other proprietary rights by Intellectual Property or other information created or provided by Vaccinex, including Vaccinex-supplied Materials, or (F) any negligence or willful misconduct by Vaccinex; in each case except to the extent that any of the foregoing arises out of or results from any Catalent Indemnitee’s negligence, willful misconduct or breach of this Agreement.

9.3 [***]. Notwithstanding Sections 9.1, 9.2, or any other provision of this Agreement, neither party shall have any obligation to indemnify the other in respect of any claim under or relating to [***].

9.4 Indemnification Procedures. All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification (A) promptly notifying the indemnifying party of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, that failure to provide such notice within a reasonable period of time shall not relieve the indemnifying party of any of its obligations hereunder except to the extent the indemnifying party is prejudiced by such failure, (B) allowing the indemnifying party, if the indemnifying party so requests, to conduct and control the defense of any such claim or liability and any related settlement negotiations (at the indemnifying party’s expense), (C) cooperating with the indemnifying party in the defense of any such claim or liability and any related settlement negotiations (at the indemnifying party’s expense) and (D) not compromising or settling any claim or liability without prior written consent of the indemnifying party.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 10

LIMITATIONS OF LIABILITY

10.1 EXCEPT IN THE EVENT OF [***], CATALENT SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT FOR [***].

10.2 EXCEPT IN THE EVENT OF [***], CATALENT’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED [***].

10.3 NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUES, PROFITS OR. DATA ARISING OUT OF PERFORMANCE UNDER THIS AGREEMENT, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 11

INSURANCE

11.1 Catalent Insurance. Catalent shall, at its own cost and expense, obtain and maintain in full force and effect the following insurance during the Term: (A) Commercial General Liability Insurance with a per-occurrence limit of not less than $[***]; (B) Products and Completed Operations Liability Insurance with a per-occurrence limit of not less than $[***]; (C) Workers Compensation and Employers Liability Insurance, with statutory limits for Workers Compensation and Employers Liability limits of not less than $[***] per accident; and (D) Professional Services Errors & Omissions Liability Insurance with per-claim and aggregate limits of not less than $[***]. The parties hereby acknowledge and agree that Catalent may self-insure all or any portion of the required insurance. In the event that any of the required policies of insurance are written on a claims made basis, then such policies shall be maintained during the entire Term and for a period of not less than [***] following the expiration or termination of this Agreement. Catalent shall furnish to Vaccinex a certificate of insurance or other evidence of the required insurance as soon as practicable after the Effective Date and within [***] after renewal of such policies. Each insurance policy which is required under this Agreement, other than self-insurance, shall be obtained from an insurance carrier with an A.M. Best rating of at least A- VII.

11.2 Vaccinex Insurance. Vaccinex shall, at its own cost and expense, obtain and maintain in full force and effect the following insurance during the Term: (A) Commercial General Liability Insurance with a per occurrence limit of not less than an amount equivalent to $[***]; (B) Products and Completed Operations Liability Insurance (including coverage for Drug Products used in clinical trials, as applicable) with a per occurrence limit of not less than an amount equivalent to $[***]; and (C) Workers Compensation and Employers Liability Insurance with statutory limits for Workers Compensation and Employers Liability limits of not less than an amount equivalent to $[***] per accident. The parties hereby acknowledge and agree that Vaccinex may self-insure all or any portion of the above-required

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

insurance. In the event that any of the required policies of insurance are written on a claims made basis, then such policies shall be maintained during the entire Term and for a period of not less than [***] following the expiration or termination of this Agreement. Vaccinex shall furnish certificates of insurance evidencing the required insurance policies to Catalent upon request as soon as practicable after the Effective Date and within [***] after renewal of such policies. Each insurance policy which is required under this Agreement, other than self-insurance, shall be obtained from an insurance carrier with an A.M. Best rating of at least A- VII.

ARTICLE 12

TERM AND TERMINATION

12.1 Term. This Agreement shall commence on the Effective Date and shall continue for a period equal to the longer of 3 years or the expiration or termination of all the SOWs, unless earlier terminated in accordance with Section Article 12 (as may be extended in accordance with this Section, the “Term”). The Term shall automatically be extended for successive 1-year periods unless and until one party gives the other party at least [***] prior written notice of its desire to terminate as of the end of the then-current Term; provided, that as long as any SOW is in effect, the terms of this Agreement shall remain in effect.

12.2 Termination by Vaccinex Without Cause. Vaccinex may terminate this Agreement (in its entirety, including all SOWs) or any SOW without cause at any time during the Term of the Agreement on [***] prior written notice to Catalent. Upon receipt by Catalent of any such termination notice, Catalent will promptly cease or wind down, as appropriate, work under the terminated SOW(s) unless otherwise requested by Vaccinex in such notice.

12.3 Mutual Termination Rights. Either party may terminate this Agreement immediately without further action if (A) the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver, administrative receiver, trustee or administrator, makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within [***] or takes any equivalent or similar action in consequence of debt in any jurisdiction; or (B) the other party materially breaches any of the provisions of this Agreement, and such breach is not cured within [***] after the giving of written notice requiring the breach to be remedied; provided, that in the case of a failure of Vaccinex to make payments properly invoiced in accordance with the terms of this Agreement, Catalent may terminate this Agreement if such payment breach is not cured (or disputed in good faith) within [***] of receipt of notice of non-payment from Catalent.

12.4 Other Termination Rights. This Agreement may be terminated in accordance with Section 5.2.

12.5 Effect of Termination. Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either party prior to such expiration or termination. In the event that this Agreement or any SOW is terminated, to the extent related to the terminated Agreement or SOW(s): (A) Vaccinex will pay for all Services performed up to the effective date of termination and/or Catalent will refund all monies (including advance retainers) not earned for Services rendered up to the effective date of termination; (B) the parties will cooperate to effect an orderly, efficient, effective and expeditious termination of all Catalent’s activities applicable to the terminated Agreement or SOW(s); (C) Catalent shall use reasonable efforts to mitigate and cancel, to the extent possible, all obligations that would incur expense, and Catalent, shall not, without Vaccinex’s approval,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

perform any other additional Services applicable to the terminated Agreement or SOW(s), incur any other expenses, or enter into any other obligations related to the Services applicable to the terminated Agreement or SOW(s); (D) Vaccinex shall pay Catalent any applicable cancellation fees pursuant to Section 3.1(F) and shall reimburse Catalent for all cost and expenses incurred, and all noncancellable commitments made in the performance of the Services, including any costs to wind down and cease any ongoing Services; (E) Catalent will have no further obligation to perform any Services applicable to the terminated Agreement or SOW(s) after the effective date of termination; and (F) Vaccinex will have no further obligation to pay for any Services applicable to the terminated Agreement or SOW(s) performed after the effective date of termination. Further to clause (A), if payments under the terminated Agreement or SOW(s) are unit or milestone-based, and the applicable phase is terminated after costs have been incurred by Catalent toward achieving portions of one or more units or milestones, but that unit or milestone has not yet been completed, Vaccinex shall pay Catalent’s standard fees for actual work performed toward those incomplete units or milestones up to the effective date of termination applicable to the terminated Agreement or SOW(s) (which payment shall not exceed the amount of the payment due upon completing that milestone), in addition to paying for completed units or milestones. The parties shall comply with all other obligations set forth in this Agreement relating to return or disposal of materials and information, including Sections 2.12(B), 6.5 and 6.6.

12.6 Survival. The rights and obligations of the parties shall continue under Articles 6 (Confidentiality), 7 (Intellectual Property), 9 (Indemnification), 10 (Limitations of Liability), 11 (Insurance), 13 (Notice), 14 (Miscellaneous); and under Sections 2.9 (Error), 2.11 (Failure to Take Delivery), 2.12 (Samples and Excess Materials), 3.1(F) (Cancellations and Postponements), 3.3 (Payment Terms), 3.5 (Taxes), 4.1 (Non-Conforming Drug Substance or Drug Product), 4.2 (Discrepant Results), 4.3 (Supply of Vaccinex-Supplied Materials in Defective Drug Product), 5.3 (Record Retention), 8.3 (Limitations), 12.5 (Effect of Termination) and 12.6 (Survival); in each case in accordance with their respective terms if applicable, notwithstanding expiration or termination of this Agreement.

ARTICLE 13

NOTICE

All notices and other communications hereunder shall be in writing and shall be deemed given: (A) when delivered personally; (B) when delivered by facsimile transmission or email (receipt verified); (C) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (D) when delivered if sent by express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Vaccinex:	Vaccinex, Inc. 1895 Mt. Hope Avenue, Rochester, NY 14620 Attn: Raymond Watkins Facsimile: [***] Email: [***]

With a copy to:	Adkins, Plant, Elvins & Black, PLLC 4616 25th Avenue NE, #725 Seattle, WA 98105 Attn: Joanna Black, Facsimile: [***] Email: [***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

To Catalent:	Catalent Pharma Solutions, LLC 8137 Forsythia Street Middleton, WI 53562 Attn: VP / GM Facsimile: [***] Email: [***]

With a copy to:	Catalent Pharma Solutions, LLC 14 Schoolhouse Road Somerset, NJ 08873 Attn: General Counsel (Legal Department) Facsimile: [***] Email:

ARTICLE 14

MISCELLANEOUS

14.1 Entire Agreement; Amendments. This Agreement, including the LOI, SOWs and any other Attachments, the MTA, any Quality Agreements executed hereunder, and any Change Orders or other amendments to any of the foregoing, constitutes the entire understanding between the parties and supersedes any contracts, agreements or understandings (oral or written) of the parties with respect to the subject matter hereof. No term of this Agreement may be amended except upon written agreement of both parties, unless otherwise expressly provided in this Agreement.

14.2 Captions; Certain Conventions. The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement. Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (A) words of any gender include each other gender, (B) words such as “herein,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (C) words using the singular shall include the plural, and vice versa, (D) the words “include(s)” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import, (E) the word “or” shall be deemed to include the word “and” (e.g. “and/or”) and (F) references to “Article,” “Section,” “subsection,” “clause” or other subdivision, or to an Attachment or other appendix, without reference to a document are to the specified provision or Attachment of this Agreement. This Agreement shall be construed as if it were drafted jointly by the parties.

14.3 Further Assurances. The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.4 No Waiver. Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

14.5 Severability. If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement will continue in full force and effect.

14.6 Independent Contractors. The relationship of the parties is that of independent contractors, and neither party will incur any debts or make any commitments for the other party except to the extent expressly provided in this Agreement. Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent. Neither party shall have any responsibility for the hiring, termination or compensation of the other party’s employees or contractors or for any employee benefits of any such employee or contractor.

14.7 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, except that either party may, without the other party’s consent, assign this Agreement to an Affiliate or to a successor to substantially all of the business or assets of the assigning party or the assigning party’s business unit responsible for performance under this Agreement.

14.8 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties named herein and their respective successors and permitted assigns.

14.9 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, USA, excluding its conflicts of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

14.10 Alternative Dispute Resolution. If any dispute arises between the parties in connection with this Agreement, such dispute shall be presented to the respective presidents or senior executives of Catalent and Vaccinex for their consideration and resolution. If such parties cannot reach a resolution of the dispute, then such dispute shall be resolved by binding alternative dispute resolution in accordance with the then existing commercial arbitration rules of CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, NY 10017. Arbitration shall be conducted in the jurisdiction of the defendant party.

14.11 Prevailing Party. In any dispute resolution proceeding between the parties in connection with this Agreement, the prevailing party will be entitled to recover its reasonable attorney’s fees and costs in such proceeding from the other party.

14.12 Publicity. Neither party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other party’s express prior written consent, except as required under Applicable Laws or by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing party are listed, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

to issuing the press release or making the public disclosure. In addition, Vaccinex shall not use Catalent’s name in a manner that could be construed as an endorsement of Vaccinex’s Drug Product, including any scientific conclusion as to safety or efficacy.

14.13 Force Majeure. Neither party shall be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control, including acts of God, law or regulation or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or weather, labor disturbances, epidemic or failure of suppliers, public utilities or common carriers; provided, that the party seeking relief under this Section shall immediately notify the other party of such cause(s) beyond such party’s reasonable control. The party that may invoke this Section shall use commercially reasonable efforts to reinstate its ongoing obligations to the other party as soon as practicable. If the cause(s) shall continue unabated for [***], then both parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from such cause(s).

14.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

[Signature page follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement effective as of the Effective Date.

CATALENT PHARMA SOLUTIONS, LLC		VACCINEX, INC.

By:	/s/ Michael E. Jenkins, Ph.D.	By:	/s/ Maurice Zauderer, Ph.D.

Name:	Michael E. Jenkins, Ph.D.	Name:	Maurice Zauderer, Ph.D.

Its:	General Manager	Its:	President & Chief Executive Officer

Signature Page to Master Development and Clinical Supply Agreement

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A

STATEMENTS OF WORK

To be executed from time to time by the parties and attached hereto.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT B

FORM OF QUALITY AGREEMENT

See attached.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT

This Quality Agreement dated as of 30 June 2009, defines the duties of Catalent Pharma Solutions, LLC (“Catalent”) and Vaccinex Inc. (“Customer”) for any contract pharmaceutical manufacturing requested by Customer after the Effective Date. In particular this Quality Agreement states who is responsible for the GMP (defined below) aspects of pharmaceutical manufacturing, testing and release of the Cell Bank (as defined below) and Bulk Drug Substance (“Processing”) and specifies the way in which the party releasing these ensures that the Cell Bank and Bulk Drug Substance comply with the approved Specifications (defined below).

This Quality Agreement takes the form of a detailed checklist of all the activities associated with the Processing. Responsibility for each activity is assigned to either Catalent or Customer in the appropriate box in the Delegation Responsibility Checklist that follows.

This Agreement is subject to the terms of the Materials Transfer Agreement (MTA) executed between Vaccinex and Catalent and until after the Development, Manufacturing Agreement (DMA) is executed at such time it will be incorporated into such DMA as an exhibit thereto. In addition, this Quality Agreement shall govern all quality-related matters for services to be provided by Catalent in any Scope of Work that may be executed between the parties (“SOW”), both prior to the execution of the DMA and thereafter. In the event of a conflict between this Quality Agreement and the DMA, (or SOW, as applicable), the Quality Agreement shall control for quality-related matters and the DMA (or MTA, as applicable) shall control for commercial matters, including allocation of risk, liability and financial responsibility.

Catalent will perform the activities defined herein in accordance with Standard Operating Procedures and all Applicable Laws (defined below), to the extent that a Standard Operating Procedure is applicable to such activity. In the event of a conflict between the terms of this Quality Agreement and a Standard Operating Procedure, the DMA shall govern dispute resolution.

This Quality Agreement is intended to comply with the guidance and directives set forth in (i) FDA Guidance for Industry, Cooperative Manufacturing Arrangements for Licensed Biologics, November 2008, and (ii) Commission Directive Commission Directive 2003/94/EC of 8 October 2003 laying down the principles and guidelines of good manufacturing practice for medicinal products intended for human use.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1

Vaccinex, Inc. 1895 Mt. Hope Ave. Rochester, NY 14620	Catalent Pharma Solutions, LLC 8137 Forsythia Street Middleton, WI 53562 USA

Position:	Position:

Name:	Name:

Signature:	Signature:

Date:	Date:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2

For purposes of this Quality Agreement, the following definitions shall apply:

A.	“Bulk Drug Substance” means purified protein suitable for further processing into a Drug Product in accordance with the Specifications.

B.	“Cell Bank” means an aliquot of a single pool of cells which generally has been prepared from the selected cell clone under defined conditions, dispensed into multiple containers and stored under defined conditions.

C.	“Applicable Laws” means all laws, ordinances, rules and regulations of the Territory applicable to the Processing of the Bulk Drug Substance in accordance with the Specifications and the Statement of Work, or any aspect thereof, and the obligations of Catalent or Customer, as the context requires, including, without limitation, (i) all applicable federal, state and local laws and regulations of each Territory; (ii) the U.S. Federal Food, Drug and Cosmetic Act, and (iii) GMPs.

D.	“Facility” means the following Catalent facility:

Manufacturing & Testing:

8137 Forsythia St. Middleton, WI 53562

E.	“FDA” means the United States Food and Drug Administration, and any successor entity thereto.

F.	“For Cause Audit” means an audit performed to investigate and resolve issues related to the quality or acceptability of released Bulk Drug Substance.

G.	“GMPs” means the current Good Manufacturing Practices for Finished Pharmaceuticals promulgated by the FDA, as amended from time to time. GMPs shall also include good manufacturing practice regulations promulgated by a Regulatory Authority in a Territory other than the FDA solely to the extent Customer or its designee has provided written copies of such regulations to Catalent prior to Processing. Copies of all such regulations shall be in the English language.

H.	“Processing” means pharmaceutical manufacturing, testing and release of the Cell Bank and Bulk Drug Substance.

I.	“Regulatory Authority” means the international, federal, state or local governmental or regulatory bodies, agencies, departments, bureaus, courts or other entities in the United States (including the FDA) or other country in the Territory responsible for (A) the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human use or (B) health, safety or environmental matters generally.

J.	“Specifications” means the procedures, requirements, standards, quality control testing, other data and services agreed between the parties in writing.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3

K.	“Standard Operating Procedures” means the standard operating procedures in effect at Catalent that have been approved by Catalent’s Quality Assurance department and that are applicable to Processing.

L.	“Territory” means the United States of America and any other country that the parties agree in writing to add to this Quality Agreement from time to time.

RESPONSIBILITY DELEGATION CHECKLIST

For avoidance of doubt, to the extent that Catalent is assigned responsibility under this checklist for a particular task, Customer shall retain the right to audit Catalent’s compliance with such task during the [***] audit.

		[***]	[***]
1.	Regulatory Authorizations & GMP Compliance

1.1	Will maintain all licenses, registrations and other authorizations as are required to operate a GMP pharmaceutical manufacturing facility under the Applicable Laws.		[***]

1.2	Will maintain and operate [***] in compliance with the GMPs and all other Applicable Laws.		[***]

1.3	Will process the Bulk Drug Substance in accordance with the GMPs and all other Applicable Laws.		[***]

1.4	Is not debarred under the U.S. Generic Drug Enforcement Act of 1992 and does not employ or use the services of any individual or entity who is debarred or who has engaged in activities that could lead to being debarred.	[***]	[***]

2.	Regulatory Actions & Inspections

2.1	Will promptly notify [***] (but no later than 24 hours following receipt of notice) of any FDA or other Regulatory Authority notice of inspection or inspection of [***] relating to the Bulk Drug Substance and permit [***] to participate in such inspection only related to [***]’s Bulk Drug Substance.		[***]

2.2	Will promptly notify the other party of any FDA or other Regulatory Authority investigation relating to the Bulk Drug Substance.	[***]	[***]

2.3	Will provide copies of any FDA Form 483’s, Warning Letters or the like from Regulatory Authorities within [***] of receipt and subsequent response(s), in each case relating to the Bulk Drug Substance.	[***]	[***]

2.4	Will promptly notify the other party of any Regulatory Authority request for Bulk Drug Substance samples or Bulk Drug Substance batch records.	[***]	[***]

2.5	Will notify the other party of any requests for information, notices of violations or other communication from a Regulatory Authority relating to environmental, occupational health and safety compliance, relating directly to the Bulk Drug Substance.	[***]	[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4

		[***]	[***]

3.	Materials

3.1	Will provide a Cell Bank meeting the Specifications and GMPs for manufacture, as well as a certificate of analysis.		[***]

3.2	Will provide Bulk Drug Substance meeting the Specifications and GMPs for manufacture, as well as a certificate of analysis.		[***]

3.3	Will be responsible for maintenance of Specifications, procurement, storage, sampling, testing and release of raw materials. Will make available to [***] all documentation related to the raw materials (CoA) used for manufacturing at [***]’s request.		[***]

3.4	Will audit and qualify raw material suppliers providing critical raw materials used in the Cell Bank or Bulk Drug Substance to ensure full compliance with GMPs and Applicable Laws.		[***]

3.5	Will store the Cell Bank, Bulk Drug Substance, and raw materials in accordance with the Specifications while at [***].		[***]

3.6	Will provide inventory levels of Cell Bank and Bulk Drug Substance periodically upon request by [***].		[***]

3.7	Will retain reference samples of raw materials for 1 year beyond date of expiration and store under appropriate conditions in accordance with the Specifications.		[***]

3.8	Will dispose of Bulk Drug Substance waste and any special waste related to the Processing of the Bulk Drug Substance		[***]

4.	Production & Validations

4.1	Will be responsible for maintenance, qualifications and validation of [***] and equipment associated with Processing.		[***]

4.2	Will Process at [***] in accordance with the master batch record, the Standard Operating Procedures referenced therein, and the Specifications.		[***]

4.3	Will be responsible for labeling in accordance with the Specifications.		[***]

4.4	Will be responsible for packaging in accordance with the Specifications.		[***]

4.5	Will designate unique serial lot numbers for raw materials and part number for Bulk Drug Substance.		[***]

4.6	Will review and approve the batch records associated with Processing.	[***]	[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5

		[***]	[***]

5.	Audits

5.1	Will be entitled to conduct one quality audit of [***] per calendar [***], which would permit [***] representatives access as reasonably required to conduct a cGMP compliance audit of [***].	[***]

5.2	Will conduct internal audits, in accordance with the GMPs and applicable Standard Operating Procedures.		[***]

5.3	Will allow for cause audits.		[***]

5.4	Will provide a written response to all audit findings within 30 business days of receipt of the audit report from [***]. Response to include expected timeline for corrective action, where appropriate.		[***]

6.	Lot Codes & Expiration Dating

6.1	Will provide date of manufacture on the batch label.		[***]

6.2	Will monitor the expiration dates for the Bulk Drug Substance batches, send samples for retesting to extend the expiration Dates and issue an updated Certificate of Analysis.	[***]	[***]

7.	Samples

7.1	Will be responsible for Cell Bank sampling in accordance with GMPs and Applicable Laws and as otherwise agreed to by the parties in the specification for the Cell Bank.		[***]

7.2	Will be responsible for Bulk Drug Substance sampling in accordance with GMPs and Applicable Laws and as otherwise agreed to by the parties in the master batch record for the Bulk Drug Substance.		[***]

7.3	Will retain finished Bulk Drug Substance samples in accordance with Applicable Laws.		[***]

7.4	Will retain stability samples of finished Bulk Drug Substance in accordance with Applicable Laws.		[***]

8.	Testing & Analysis

8.1	Will be responsible for sending samples of the Cell Bank for testing.		[***]

8.2	Will be responsible for sending samples of Bulk Drug Substance for testing and will be responsible for testing the Bulk Drug Substance.	[***]	[***]

8.3	Will qualify contract testing laboratories, for release testing, if any.		[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6

		[***]	[***]

8.4	Will establish and approve the Bulk Drug Substance Specification including contract testing laboratories utilized.	[***]	[***]

8.5	Will notify [***] and investigate all out-of-Specification test results (“OOS”) originating at [***] and provide documentation to [***] relating to such investigations with the batch record applicable to the batch containing the OOS test result. The OOS report and any retest will be approved by the [***].	[***]	[***]

8.6	Will perform Bulk Drug Substance stability testing at [***]’s request according to Statement of Work, Specifications, stability protocol and Standard Operating Procedures.		[***]

8.7	Will promptly notify [***] of any recall and/or confirmed stability or other failure of Bulk Drug Substance that might be attributed to Processing.	[***]

9.	Release

9.1	Will release the Cell Bank upon demonstrated conformity with the Specification and successful completion of safety tests specified in ICH guidance Q5A Viral Safety Evaluation of Biotechnology Products Derived from Cell Lines of Human or Animal Origin, as amended.		[***]

9.2	Will release Bulk Drug Substance to [***] upon demonstrated conformity with the Specifications and successful completion of safety tests specified in ICH guidance Q5A Viral Safety Evaluation of Biotechnology Products Derived from Cell Lines of Human or Animal Origin, as amended.		[***]

10.	Records

10.1	Will maintain a documented system for handling deviations, investigations, OOS results and corrective and preventative action (CAPA).		[***]

10.2	Will notify [***] as soon as possible but no more than three (3) business days of discovery of critical deviations / investigations in Processing for review, comment and approval.	[***]	[***]

10.3	Will maintain a formal change control system for evaluating all changes that may affect production and control of the Cell Bank or Bulk Drug Substance.		[***]

10.4	Will obtain [***] pre-approval of critical changes affecting Processing, Cell Bank, and Bulk Drug Substance, and provide corresponding documentation.		[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7

		[***]	[***]

10.5	Will provide the released batch record documentation for each Cell Bank and batch of Bulk Drug Substance, which shall include the following:		[***]

• A statement that the lot was manufactured, packaged and tested in accordance with Specifications and cGMPs, identifies the master batch record documents, and

• Executed batch record and all associated documentation including testing records, and

• The signature of the QA Representative who released the batch

10.6	Will store the master record, batch records and all other documentation related to Cell Bank and Bulk Drug Substance for the minimum period required by all Applicable Laws.		[***]

10.7	Will provide copies of all documentation necessary for the other party to respond to inquiries by Regulatory Authorities.	[***]	[***]

11.	Storage

11.1	Will store the Raw Materials at [***] in accordance with the Specifications until Processing.		[***]

11.2	Will store the Cell Bank in accordance with the Specifications and Standard Operating Procedures.		[***]

11.3	Will store the finished Bulk Drug Substance in accordance with the Specifications pending release of the Bulk Drug Substance.		[***]

11.4	Will ensure storage of Bulk Drug Substance in accordance with the Specifications following delivery of such Bulk Drug Substance to [***]’s authorized carrier.	[***]

12.	Safety

12.1	Will maintain safety/hazard and handling data on the Bulk Drug Substance.	[***]

13.	Complaints & Recalls

13.1	Will assist [***] in investigating and resolving all medical and non-medical Bulk Drug Substance complaints.		[***]

13.2	Will provide [***] with any information relating to the Processing that is necessary to address a Bulk Drug Substance complaint or adverse drug event.		[***]

13.3	Will investigate all complaints and adverse drug events associated with Bulk Drug Substance (or product containing same).	[***]

13.4	Will issue all reports and follow up corrective action relating to complaints and adverse drug events associated with Bulk Drug Substance (or product containing same).	[***]

13.5	Responsible for decision of withdrawal of Bulk Drug Substance (or product containing same) from a clinical study.	[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8

		[***]	[***]

13.6	Responsible for notification of decision of withdrawal of bulk Drug Substance (or product containing same) to appropriate Regulatory Authority.	[***]

14.	Quality Agreement Review

14.1	Will review Quality Agreement at least once per year to assure still current and covers scope of current activities.	[***]	[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9